Acquisitions, Dispositions And Other Adjustments	12 Months Ended
Dec. 31, 2014
Acquisitions, Dispositions And Other Adjustments
Acquisitions, Dispositions And Other Adjustments

NOTE 5. ACQUISITIONS, DISPOSITIONS AND OTHER ADJUSTMENTS

Acquisitions

Spectrum Acquisitions During 2014, we acquired $1,263 of wireless spectrum, not including Leap Wireless International, Inc. (Leap) discussed below. During 2013, we acquired $895 of wireless spectrum from various companies, not including the 700 MHz, Atlantic Tele-Network Inc. (ATNI) and NextWave purchases discussed below. During 2012, we acquired $855 of wireless spectrum from various companies.

In January 2015, we submitted winning bids for 251 Advanced Wireless Service (AWS) spectrum in the AWS-3 Auction (FCC Auction 97) for $18,189. We provided the FCC an initial down payment of $921 in October 2014 and paid the remaining down payment of $2,717 on February 13, 2015. We will pay the balance of $14,551 on or before March 2, 2015.

Leap In March 2014, we acquired Leap, a provider of prepaid wireless service, for $15.00 per outstanding share of Leap's common stock, or $1,248 (excluding Leap's cash on hand), plus one nontransferable contingent value right (CVR) per share. The CVR will entitle each Leap stockholder to a pro rata share of the net proceeds of the future sale of the Chicago 700 MHz A-band FCC license held by Leap.

The values of assets acquired under the terms of the agreement were: $3,000 in licenses, $510 in property, plant and equipment, $520 of customer lists, $340 for trade names and $248 of goodwill. The estimated fair value of debt associated with the acquisition of Leap was $3,889, all of which was redeemed or matured by July 31, 2014.

700 MHz Spectrum In September 2013, we acquired spectrum in the 700 MHz B band from Verizon Wireless for $1,900 in cash and an assignment of AWS spectrum licenses in five markets. The 700 MHz licenses acquired by AT&T cover 42 million people in 18 states. We recognized a gain of approximately $293 on this and other spectrum transactions.

Atlantic Tele-Network In September 2013, we acquired ATNI's U.S. retail wireless operations, operated under the Alltel brand, for $806 in cash, which included closing adjustments. Under the terms of the agreement, we acquired wireless properties, with a value of $322 in licenses and $296 of goodwill.

NextWave In January 2013, we completed the acquisition of NextWave Wireless Inc. (NextWave), which held wireless licenses in the Wireless Communication Services and AWS bands. We acquired all the equity and purchased a portion of the debt of NextWave for $605. The transaction was accounted for as an asset acquisition of spectrum.

Subsequent and Pending Acquisitions

GSF Telecom On January 16, 2015, we acquired Mexican wireless company GSF Telecom Holdings, S.A.P.I. de C.V. (GSF Telecom) for $2,500, less net debt of approximately $700. GSF Telecom offers service under both the Iusacell and Unefon brand names in Mexico.

NII Holdings Inc. On January 26, 2015, we entered into an agreement with NII Holdings Inc. (NII) to acquire its wireless business in Mexico for $1,875, less any outstanding net debt held by the business at closing, in a transaction pursuant to Section 363 of the U.S. Bankruptcy Code. We will acquire companies, which operate under the name Nextel Mexico, and approximately 3.0 million subscribers.

DIRECTV In May 2014, we announced a merger agreement to acquire DIRECTV in a stock-and-cash transaction for $95.00 per share of DIRECTV's common stock, or approximately $48,500 at the date of announcement. As of December 31, 2014, DIRECTV had approximately $16,177 in net debt. Each DIRECTV shareholder will receive cash of $28.50 per share and $66.50 per share in our stock subject to a collar such that DIRECTV shareholders will receive 1.905 AT&T shares if our average stock price is below $34.90 per share at closing and 1.724 AT&T shares if our average stock price is above $38.58 at closing. If our average stock price (calculated in accordance with the merger agreement with DIRECTV) is between $34.90 and $38.58 at closing, then DIRECTV shareholders will receive a number of shares between 1.724 and 1.905, equal to $66.50 in value. DIRECTV is a premier pay TV provider in the United States and Latin America, with a high-quality customer base, the best selection of programming, the best technology for delivering and viewing high-quality video on any device and the best customer satisfaction among major U.S. cable and satellite TV providers.

The merger agreement was adopted by DIRECTV's stockholders on September 25, 2014 and remains subject to review by the FCC and the Department of Justice and to other closing conditions. It is also a condition that all necessary consents by certain foreign governmental entities have been obtained and are in full force and effect. The transaction is expected to close in the first half of 2015. The merger agreement provides certain mutual termination rights for us and DIRECTV, including the right of either party to terminate the agreement if the merger is not consummated by May 18, 2015, subject to extension in certain cases to a date no later than November 13, 2015. Either party may also terminate the agreement if an order permanently restraining, enjoining, or otherwise prohibiting consummation of the merger becomes final and nonappealable. In October 2014, DIRECTV and the National Football League renewed their agreement for the “NFL Sunday Ticket” service substantially on the terms discussed between AT&T and DIRECTV, satisfying one of the conditions to closing the merger. Under certain circumstances relating to a competing transaction, DIRECTV may be required to pay a termination fee to us in connection with or following a termination of the agreement.

Dispositions

Connecticut Wireline On October 24, 2014, we sold our incumbent local exchange operations in Connecticut for $2,018 and recorded a pre-tax gain of $147, which is included in “Other income (expense) – net,” on our consolidated statements of income. In conjunction with the sale, we allocated $743 of goodwill from our Wireline reporting unit. Because the book value of the goodwill did not have a corresponding tax basis, the resulting net income impact of the sale was a loss of $289.

We applied held-for-sale treatment to the assets and liabilities of the Connecticut operations, and, accordingly, included the assets in “Other current assets,” and the related liabilities in “Accounts payable and accrued liabilities,” on our consolidated balance sheets at December 31, 2013. However, the business did not qualify as discontinued operations as we expect significant continuing direct cash flows related to the disposed operations. Assets and liabilities of the Connecticut operations included the following as of December 31, 2013:

Assets held for sale:
Current assets	$155
Property, plant and equipment - net	1,289
Goodwill	799
Other assets	17
Total assets	$2,260

Liabilities related to assets held for sale:
Current liabilities	$128
Noncurrent liabilities	480
Total liabilities	$608

América Móvil In 2014, we sold our remaining stake in América Móvil for approximately $5,885 and recorded a pre-tax gain of $1,330, which is included in “Other income (expense) – net,” on our consolidated statements of income. In 2013, we sold a portion of our shares in América Móvil for approximately $1,179. América Móvil was accounted for as an equity method investment (see Note 8).

Advertising Solutions In May 2012, we completed the sale of our Advertising Solutions segment to an affiliate of Cerberus Capital Management, L.P. for approximately $740 in cash after closing adjustments, a $200 advance, which was repaid in 2013, and a 47 percent equity interest in the new entity, YP Holdings. Our operating results include the results of the Advertising Solutions segment through May 8, 2012.